UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2019

INTERNATIONAL LAND ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-209484	46-3752361
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

350 10th Ave., Suite 1000

San Diego, CA 92101
(877) 661-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01 CHANGES IN REGISTRANT’ S CERTIFYING ACCOUNTANT

(a) On May 6, 2019, the board of directors of International Land Alliance, Inc. (the “Company”) accepted the resignation of its independent registered public accounting firm, M&K CPAS, PLLC, Houston, Texas (“M&K”), effective as of May 6, 2019.

The reports of M&K on the Company’s financial statements for the two years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern. During the year ended December 31, 2018 and in the subsequent period through May 6, 2019, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of M&K, would have caused M&K to make reference to the matter in its reports on the Company’s financial statements for such periods.

The Company provided M&K with a copy of the disclosures in the preceding paragraph and requested that M&K furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. M&K provided a letter, dated May 6, 2019 stating its agreement with such statements, which is included as exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 6, 2019, the Company, based on the decision of its board of directors, approved the engagement of Haskell & White, LLP, Irvine, California (“H&W”) to serve as the Company’s independent registered public accounting firm, commencing May 6, 2019.

During the fiscal year ended December 31, 2018 and through the date of the board of directors’ decision, the Company did not consult H&W with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit Number	Description

16.1	Letter from M&K CPAS, PLLC dated May 6, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL LAND ALLIANCE, INC.

Dated: May 6, 2019	By:	/s/ Jason Sunstein
Jason Sunstein
Chief Financial Officer

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